Exhibit 10.13.2
EXECUTION COPY ASSUMPTION AGREEMENT AND JOINDER

ASSUMPTION AGREEMENT AND JOINDER, dated as of December 14, 2021 (this “Agreement”), made by Kansas City Southern, a Delaware corporation (the “Initial Company”), and Cygnus Merger Sub 1 Corporation, a Delaware corporation (the “Replacement Company”), for the benefit of the Lenders from time to time party to the Credit Agreement (as hereinafter defined) and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for such Lenders. Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement.

Preliminary Statements:
1.The Initial Company, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of March 8, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

2.The Initial Company is party to that certain Agreement and Plan of Merger dated as of September 15, 2021 among the Initial Company, the Replacement Company, Cygnus Merger Sub 2 Corporation and Canadian Pacific Railway Limited, pursuant to which, among other things, the Initial Company will merge with and into the Replacement Company, with the Replacement Company continuing as the surviving corporation (the “Merger”) and changing its name to “Kansas City Southern” as of the effective time of the Merger.

3.The Initial Company and the Replacement Company desire to replace the Initial Company under the Credit Agreement with the Replacement Company upon the consummation of the Merger.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.Assumption. Upon the consummation of the Merger (the “Assumption Effective Date”), without further act or deed (a) the Replacement Company hereby assumes, all obligations and liabilities and all rights of the Initial Company as the “Borrower” under the Credit Agreement and under the other Loan Documents, (b) the Replacement Company shall hereby become a party to the Credit Agreement as the “Borrower” with the same force and effect as if originally named therein as the Borrower and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities and rights of the Initial Company, (c) the Replacement Company shall hereby be bound by the covenants, representations, warranties and agreements contained in the Credit Agreement and each other Loan Document to which it is a party and which are binding upon, and to be observed or performed by, the Initial Company or the “Borrower” under the Credit Agreement and the other Loan Documents to which it is a party, (d) the Replacement Company hereby ratifies and confirms the validity of, and all of its obligations and liabilities under, the Credit Agreement and such other Loan Documents to which it is a party and (e) each reference to the“Borrower” in the Credit Agreement and in any other Loan Document shall hereby be deemed torefer to the Replacement Company. The Initial Company and the Replacement Company hereby confirm that, immediately before and after giving effect to this Agreement, no Default has occurred and is continuing.

2.Joinder to Credit Agreement. By executing and delivering this Agreement,after giving effect to the assumption described in Section 1 of this Agreement, the Replacement Company hereby becomes a party to the Credit Agreement and Loan Documents as the Borrower thereunder with the same force and effect as if originally named therein as the Borrower and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of the Borrower thereunder and agrees to be bound by all covenants, waivers, agreements and obligations of the Borrower pursuant to the Credit Agreement and any other Loan Document.

3.Confirmation of Guaranty. By executing and delivering this Agreement, after giving effect to the assumption described in Section 1 of this Agreement, each of the undersigned Guarantors under the Credit Agreement hereby consents to such assumption and hereby confirms and agrees that notwithstanding the effectiveness of such assumption, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

4.Effectiveness. This Agreement shall become effective on the date that:

(a)counterparts of this Agreement signed on behalf of the Initial Company, the Replacement Company and each Guarantor shall have been delivered to the Administrative Agent;

(b)the Replacement Company shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that the Merger and this Agreement comply with the Credit Agreement; and

(c)the Merger shall have been consummated.

5.Amendment to Credit Agreement and Loan Documents.    The Credit Agreement and each of the other Loan Documents is hereby deemed to be amended to the extent,but only to the extent, necessary to effect this Agreement.    Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. This Agreement shall be deemed to be a Loan Document for all purposes of the Credit Agreement. This agreement shall not constitute a novation of the Credit Agreement or the other Loan Documents.

6.Governing Law, Waiver of Jury Trial, etc. The provisions of the Credit Agreement regarding governing law, waiver of jury trial, jurisdiction and service of process set forth in Sections 9.15, 9.16 and 9.14 of the Credit Agreement are incorporated herein mutatis mutandis.

7.Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.    Delivery of an executed counterpart of a signature page to this

Agreement by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement in accordance with Section 9.19 of the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

KANSAS CITY SOUTHERN, as Initial Company

By     /s/ Michael W. Cline
Name: Michael W. Cline
Title: VP - Corporate Audit Services & Treasurer

CYGNUS MERGER SUB 1 CORPORATION, as
Replacement Company

By     /s/ Michael W. Cline
Name: Michael W. Cline
Title: VP - Corporate Audit Services & Treasurer

THE KANSAS CITY SOUTHERN RAILWAY
COMPANY, as Guarantor

By     /s/ Michael W. Cline
Name: Michael W. Cline
Title: VP - Corporate Audit Services & Treasurer

GATEWAY EASTERN RAILWAY COMPANY,
as Guarantor

By     /s/ Michael W. Cline
Name: Michael W. Cline
Title: VP & Treasurer

SOUTHERN DEVELOPMENT COMPANY, as
Guarantor

By     /s/ Michael W. Upchurch
Name: Michael W. Upchurch
Title: VP - Chief Financial Officer and Treasurer

[Signature Page to Assumption Agreement and Joinder]

THE KANSAS CITY NORTHERN RAILWAY
COMPANY, as Guarantor

By     /s/ Michael W. Cline
Name: Michael W. Cline
Title: VP & Treasurer

TRANS-SERVE, INC., as Guarantor

By     /s/ Michael W. Cline
Name: Michael W. Cline
Title: VP & Treasurer

PABTEX, INC., as Guarantor

By     /s/ Michael W. Upchurch
Name: Michael W. Upchurch
Title: VP - Chief Financial Officer and Treasurer

KCS HOLDINGS, I, INC., as Guarantor

By     /s/ Michael W. Cline
Name: Michael W. Cline
Title: VP & Treasurer

KCS VENTURES I, INC., as Guarantor

By     /s/ Michael W. Cline
Name: Michael W. Cline
Title: VP & Treasurer

SOUTHERN INDUSTRIAL SERVICES, INC., as
Guarantor

By     /s/ Michael W. Upchurch
Name: Michael W. Upchurch
Title: VP - Chief Financial Officer and Treasurer

[Signature Page to Assumption Agreement and Joinder]

VEALS, INC., as Guarantor

By     /s/ Michael W. Upchurch
Name: Michael W. Upchurch
Title: VP-Chief Financial Officer and Treasurer

[Signature Page to Assumption Agreement and Joinder]